U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8 KSB
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                                  July 28, 1999
                                (Date of Report)

                             Haas, Neuveux & Company
             (Exact Name of Registrant as specified in its charter)

                                    Colorado
                 (State or other jurisdiction of incorporation)

 33 7945 D                                   84 1032191
(Commission File Number)                    (IRS Employer Identification Number)

                1999 Broadway, Ste. 3250, Denver, Colorado 80202
           (Address of principal executive offices including zip code)

                1999 Broadway, Ste. 3250, Denver, Colorado 80202
                      (Mailing address, including zip code)

                                 (303) 292 2992
               (Registrant's telephone number including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 1.  Change in Control of Registrant:  Not Applicable

Item 2.  Acquisition or Disposition of Assets:  Not Applicable

Item 3.  Bankruptcy or Receivership:  None.

Item 4.  Changes in Registrant's Certifying Accountant: None.

Item 5.  Other Events:

On July 28, 1999, Registrant initiated litigation in the District Court in and for the City and County of Denver, State of Colorado. The complaint seeks declaratory relief against Productos Forestales de Bolivar, CA (PFB), and Messrs. Richard Smith, Norman Piatti and David Bovi. Specifically and in part, these individuals have been representing themselves as officers, directors and/or legal counsel of Registrant even after Registrant's efforts to obtain their cooperation in ceasing and desisting in their representations. Registrant has asked the court for a declaration as to (1) the individuals constituting the current board of directors of Registrant, (2) the individuals currently serving as officers of Registrant, (3) which individual properly represents Registrant as legal counsel, (4) whether the common stock issued, but never delivered, to Mr. Smith are valid outstanding shares of Registrant and (5) whether the contract between Registrant and PFB is or has ever been a valid agreement.

Item 6.  Resignation of Registrant's Directors:  None.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits:

         None.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAAS NEUVUEX AND COMPANY (Registrant)

By: /s/ Roger F. Tompkins
   -------------------------
   Roger F. Tompkins, Chief Executive Officer

Date: July 28, 1999

                                    Exhibit A

                        Complaint for Declaratory Relief

          DISTRICT COURT, CITY AND COUNTY OF DENVER, STATE OF COLORADO



HAAS, NEUVEUX & COMPANY,
  Plaintiff

vs.

PRODUCTOS FORESTALES DE BOLIVAR CA
RICHARD SMITH, a/k/a RICKY SMITH,
NORMAN PIATTI, and
DAVID BOVI,
  Defendants

COMPLAINT FOR DECLARATORY RELIEF PURSUANT TO CRCP 57

Plaintiff, Haas, Neuveux & Company, by it attorney, Mark S. Pierce, for its Complaint for Declaratory Relief states the following:

JURISDICTION AND PARTIES

1. Plaintiff Haas, Neuveux & Company (Plaintiff or HANX) is a Colorado corporation which maintains its principal place of business in the State of Colorado at 1999 Broadway, Ste. 3235, Denver, Colorado 80202.

2. Plaintiff has a class of equity securities (i.e., its common stock) registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (Exchange Act), and is, therefore, along with its affiliates, required to file reports under the provisions of Section 13 of the Exchange Act with the U.S. Securities and Exchange Commission (SEC).

3. Plaintiff has filed this complaint under Rule 57 of the Colorado Rules of Civil Procedure for the purpose of praying for a declaration from this Court as to (1) the individuals constituting the current board of directors of Plaintiff,
(2) the individuals currently serving as officers of Plaintiff, (3) which individual properly represents Plaintiff as legal counsel, (4) whether the Hanx Common Stock, as defined below, are valid outstanding shares of Plaintiff and
(5) whether the PFB Contract, as defined below, is or has ever been a valid agreement.

4. Defendant Productos Forestales Bolivar, CA (Defendant PFB), is, upon information and belief, an entity organized under the laws of Venezuela which maintains its principal place of business in Venezuela at Urb La Corniz, Calle Tegucigalpa, Manzana No. 1, Quinta No. 6, Puerto Ordaz Edo Boliar, Venezuela, and which has, upon information and belief, no place of business in the United States.

5. Defendant Richard Smith, a/k/a Ricky Smith (Defendant Smith), is, upon information and belief, a resident of Venezuela who maintains his principal place of business and abode in Venezuela at Urb La Corniz, Calle Tegucigalpa, Manzana No. 1, Quinta No. 6, Puerto Ordaz Edo Boliar, Venezuela, and who has, upon information and belief, no place of business in the United States.

6. Defendants PFB and Smith have transacted business in Colorado in regards of their relationship with and demands of Plaintiff, including, without limitation, their efforts to gain influence over and control of the books and records of Plaintiff located in Colorado at the offices of Plaintiff's auditor, Halliburton, Hunter & Associates (Halliburton, Hunter & Associates), and Plaintiff's transfer agent, American Securities Transfer, Incorporated (AST).

7. Defendant Norman Piatti (Defendant Piatti) is, upon information and belief, a resident of Florida who maintains his principal place of business and abode at 931 Village Blvd., Ste. 905 168, West Palm Beach, Florida 33409.

8. Defendant Piatti has transacted business in Colorado in regards of his demands of and business dealings with Plaintiff, including, without limitation, physically attending meetings in Colorado with Halliburton, Hunter & Associates and AST, and his attempting to gain influence over and control of the books and records of Plaintiff which are located in Colorado at its auditor's and transfer agent's offices.

9. Defendant David Bovi (Defendant Bovi) is, upon information and belief, a resident of Florida who maintains his principal place of business at 319 Clematis Street, Ste. 812, West Palm Beach Florida 33401.

10. Defendant Bovi has physically transacted business in Colorado in regards of his demands of Plaintiff and of its agents; specifically, his demands on and influence over the transfer agent for Plaintiff, AST.; further, Defendant Bovi has physically transacted business in Colorado in regards of his relationship with certain of his clients, each of whom has either made demands of and/or have had business dealings with Plaintiff in Colorado and each of whom is a defendant in this action.

11. Venue for this action resides in this Court pursuant to the provisions of Rule 98 of the Colorado Rules of Civil Procedure since (1) Plaintiff is a Colorado corporation with its principal place of business in the City and County of Denver, State of Colorado (2) the actions complained of took place in the City and County of Denver, State of Colorado, (3) the transfer agent for the securities of Plaintiff has received and acted on the false and fraudulent instructions of Defendants regarding the control of Plaintiff and of the books and records of the Plaintiff in the City and County of Denver, and (4) the books and records at issue reside in the City and County of Denver, State of Colorado.

12. All necessary parties under C.R.C.P. Rule 57(j) are before the Court, and jurisdiction, in addition to that above specified, resides in this Court because of the quasi in rem nature of the subject of these proceeds.

FACTUAL BACKGROUND

Failure to Consummate PFB Contract:

13. On or about December 14, 1998, Plaintiff, Defendant PFB and Defendant Smith executed a contract (the PFB Contract) and delivered that contract into escrow. (The PFB Contract is attached as Exhibit A.)

14. Under the PFB Contract it was the intent of Plaintiff, on fulfillment of the conditions precedent stated, to acquire from Defendant Smith 100% of the issued and outstanding shares of common stock of PFB (the PFB Common Stock) solely in exchange for 77,000,000 shares of the common stock of Plaintiff (the HANX Common Stock); thereby making Defendant PFB a wholly owned subsidiary of Plaintiff and establishing Defendant Smith as the majority shareholder of Plaintiff.

15. Defendant Smith has never transferred and delivered the PFB Common Stock to Plaintiff in consideration for the HANX Common Stock, even after repeated requests and demands therefor.

16. This condition was material to the consummation of the agreement; thus, the PFB Contract never became a binding agreement between the parties.

17. Article III of the PFB Contract entitled Representations, Agreements and Warranties of Smith and PFB sets forth various representations and warranties of Defendants Smith and PFB and also sets forth various exhibits which were to have been attached.

18. The representations and warranties specified in Article III of the PFB Contract were to have been true at closing in order for a binding agreement to have been reached between the parties, which representations and warranties were material to the agreement.

19. The exhibits specified in Article III of the PFB Contract were to have been attached prior to the anticipated closing in order for a binding agreement to have been reached between the parties, which exhibits were material to the agreement.

20. Paragraph 3.04 of the PFB Contract specifies that an Exhibit 3.04 was to have been attached containing the names and titles of all directors and officers of PFB as of the date of the agreement.

21. This exhibit has never been provided by Defendants Smith and/or PFB, even after repeated requests and demands therefor.

22. This exhibit was material to the agreement; thus, the PFB Contract never became a binding agreement between the parties.

23. Paragraph 3.05 of the PFB Contract specifies that an Exhibit 3.05 was attached which was to have set forth PFB's most recent financial statements.

24. This exhibit has never been provided by Defendants Smith and/or PFB, even after repeated requests and demands therefor.

25. This exhibit was material to the agreement; thus, the PFB Contract never became a binding agreement between the parties.

26. Paragraphs 3.06, 3.07 and 3.16 of the PFB Contract have not been complied with by either Defendant Smith or Defendant PFB because of their failure to deliver the required financial statements under Exhibit 3.05, which provisions are material to the agreement; thus, the PFB Contract never became a binding agreement between the parties.

27. Paragraph 3.09 of the PFB Contract specifies that Defendant Smith was to have allowed Plaintiff and/or its attorneys the opportunity meet with his accountants and attorneys to discuss the financial condition of Defendant PFB, which was to have made available all books and records of Defendant PFB.

28. Defendant Smith has failed to provide Plaintiff with the undertakings specified in paragraph 3.09 even after repeated requests and demands therefor; specifically, Defendant Smith has refused to provide proof as to the veracity of those representations and warranties set forth in paragraphs 3.01, 3.02, 3.03, 3.04, 3.08, 3.10, 3.11, 3.12, 3.13, 3.16, and 3.18 of the PFB Contract.

29. These undertakings were material to the agreement; thus, the PFB Contract never became a binding agreement between the parties.

30. Paragraph 3.21 of the PFB Contract specifies that Defendant Smith will be obligated after the closing date to file a Form 8 KSB with the SEC reporting the acquisition of Defendant PFB by Plaintiff and the acquisition by Defendant Smith of the HANX Common Stock.

31. Defendant Smith has not met this legally mandated and unwaivable obligation since the closing of the PFB Contract never occurred.

32. Paragraph 3.21 of the PFB Contract further requires the filing with the SEC of financial statements of Defendant PFB allowing Plaintiff to comply with its obligations as a fully reporting entity under the Exchange Act.

33. Neither Defendant Smith nor Defendant PFB have met this legally mandated and unwaivable obligation since the closing of the PFB Contract never occurred.

34. Article IV of the PFB Contract sets forth the representations and warranties of Plaintiff.

35. The exhibits required of Plaintiff under Paragraphs 4.04 and 4.05 were never delivered, which exhibits were material to the agreement; thus, the PFB Contract never became a binding agreement between the parties.

36. The members of the board for Plaintiff on December 14, 1998, tendered their resignations to be effective on closing of the PFB Contract. (The board minutes of December 14, 1998, for Plaintiff are attached as Exhibit B.)

37. These resignations did not become effective because the PFB Contract was not consummated.

Issuance of HANX Common Stock; Failure of Delivery:

38. Plaintiff, in accordance with the requests and representations of Defendant Smith that he and Defendant PFB would forthwith be in compliance with the terms and conditions of the PFB Contract so as to consummate the agreement, issued the HANX Common Stock to Defendant Smith on or about January 21, 1999.

39. Plaintiff issued the HANX Common Stock pursuant to the instruction of its sole executive officer and director at the time, that being Mr. Michael Harrop (Mr. Harrop).

40. These instructions were lodged with the transfer agent for Plaintiff, AST, which, on or about January 21, 1999, acted on the instruction of Mr. Harrop as the sole executive officer and director of Plaintiff.

41. The HANX Common Stock was forwarded to Defendant Smith by Plaintiff so that, according to the representations and warranties of Defendant Smith, he could persuade his silent partners to provide for closing under the PFB Contract.

42. Defendant Smith assured Mr. Harrop on behalf of Plaintiff that he would hold the HANX Common Stock until closing and would not consider the PFB Contract closed until such times as the terms and conditions specified therein were met by Defendants Smith and PFB and would not be the owner of the HANX Common Stock until the closing had transpired.

43. Defendants Smith and PFB did not provide for closing under the PFB Contract as promised, and subsequently refused to return the HANX Common Stock.

44. Mr. Harrop on March 28, 1999, as the sole executive officer and director of Plaintiff then lodged stop transfer instructions with AST for the purpose of precluding Defendant Smith from further transferring the HANX Common Stock. (A copy of these instructions and the corresponding board resolutions of March 26, 1999, are attached as Exhibit C.)

45. AST acted on these instructions.

46. Mr. Harrop, on behalf of Plaintiff, and Defendant Smith, on behalf of himself and Defendant PFB, then had a series of oral communications.

47. Defendant Smith in this communications assured Mr. Harrop that he and Defendant PFB had obtained the acquiescence of his silent partners to the transaction.

48. Defendant Smith, further in these communications, assured Mr. Harrop that he and Defendant PFB were shortly to be in compliance with the terms and conditions necessary for closing under the PFB Contract; specifically, but without limitation, that the financial statements of Defendant PFB required under paragraph 3.05 would be immediately forthcoming.

49. Mr. Harrop confirmed this representation and warranty of Defendant Smith with the accountant for Defendant PFB.

50. Mr. Harrop, on behalf of Plaintiff and specifically based on these representations and subsequent confirmation, released on April 21, 1999, the stop transfer instructions lodged with AST. (A copy of these instructions and the corresponding board resolutions of April 16, 1999, are attached as Exhibit D.)

51. Mr. Harrop made this release on April 21, 1999, as the sole executive officer and director of Plaintiff.

52. AST acted on these instructions.

53. Defendant Smith has never delivered the PFB Common Stock to Plaintiff, even after repeated requests and demands therefor.

54. Defendants Smith and PFB have never delivered to Plaintiff the PFB financial statements even after repeated requests and demands of Plaintiff therefor and these Defendants' promises in regards thereof.

55. Defendants Smith and PFB have not complied with the conditions precedent contained in Article III of the PFB Contract; specifically, the representations and warranties therein are not now, nor have they ever been, true, and the exhibits required to be attached to the agreement have never been provided.

56. Defendant Smith has not otherwise provided consideration to Plaintiff for the HANX Common Stock.

57. Defendant Smith is, therefore, not the legal owner of the HANX Common Stock, having failed to deliver any consideration therefor, and is not a shareholder of Plaintiff.

58. Defendant Smith is, therefore, not the legal owner of the HANX Common Stock since the shares were not delivered by Plaintiff; specifically because of the representations and warranties of Defendant Smith on behalf of himself and Defendant PFB that he would not be the owner of these shares until closing under the PFB Contract.

Officers and Directors of Plaintiff:

59. Plaintiff, as a fully reporting entity under Section 12(g) of the Exchange Act, is required to maintain accurate and complete books and records, including minutes of its board and shareholder meetings and consents.

60. Plaintiff, since inception, has maintained such books and records.

61. Plaintiff's minute book recording the actions of its board and shareholders is accurate, complete and up to date.

62. Plaintiff's minute book, under the Colorado Corporations and Associations Act, conclusively establishes the board and officers of Plaintiff.

63. The aforesaid minute book, in the original, is in the possession of Plaintiff's Secretary, who maintains his principal business offices in the City and County of Denver, State of Colorado, at the principal executive offices of Plaintiff.

64. Plaintiff, as a fully reporting entity under Section 12(g) of the Exchange Act, is required to file periodic reports with the SEC.

65. These reports are electronically filed under penalties of perjury using the EDGAR system established and maintained by the SEC.

66. The filing of these reports requires the obtaining of codes by Plaintiff.

67. These codes are secret and confidential and are maintained by Plaintiff at its principal executive offices in the City and County of Denver.

68. These codes are comprised of three separate lines each consisting of approximately eight to ten different single digit numbers, letters and symbols.

69. The statistical probability of duplicating these codes and providing for a false filing with the SEC of the Plaintiff's period reports under the EDGAR system is extremely remote.

70. The reports required of Plaintiff by the SEC under the Exchange Act set forth the officers and directors of Plaintiff.

71. Plaintiff is current in its reports with the SEC on the EDGAR system under the Exchange Act. (Attached as Exhibit H is a copy of Plaintiff's most recent annual report specifying the directors and executive officers of Plaintiff.)

72. The minute book and periodic filings of Plaintiff with the SEC on the EDGAR system under the Exchange Act conclusively establish that the sole directors of Plaintiff are Messrs. Michael Harrop, Roger Tompkins and Charles Tatnall.

73. The minute book and period filings of Plaintiff with the SEC on the EDGAR system under the Exchange Act conclusively establish that the sole officers of Plaintiff are Messrs. Roger Tompkins (Chief Executive Officer and President), Charles Tatnall (Chief Financial and Accounting Officer and Treasurer) and Mark
S. Pierce (Secretary).

74. The minute book and periodic filings of Plaintiff with the SEC on the EDGAR system under the Exchange Act conclusively establish that Defendants Piatti and Smith have never been officers or directors of Plaintiff and that Defendant Bovi has never been legal counsel to Plaintiff.

Fraudulent Misrepresentations of Defendants Bovi, Piatti and Smith:

75. The members of the board for Plaintiff on December 14, 1998, tendered their resignations to be effective on closing of the PFB Contract. (The board minutes of December 14, 1998, for Plaintiff are attached as Exhibit B.)

76. Closing under the PFB Contract never occurred.

77. Mr. Harrop, as the sole member of the board of Plaintiff, on June 25, 1999, appointed two additional directors to serve on the board and the board subsequently appointed officers. (A copy of the minutes from the special meeting of the board of Plaintiff on June 25, 199, at 10AM MDST are attached as Exhibit
E. A copy of the Form 8 KSB filed by Plaintiff with the SEC on the EDGAR system under the Exchange Act and reporting these events is attached as Exhibit F.)

78. The board governing Plaintiff then instructed counsel to prepare a letter to Defendants Smith and PFB informing them that Plaintiff no longer intended to pursue the PFB Contract to closing. (A copy of this correspondence dated June 30, 1999, is attached as Exhibit G.)

79. The board governing Plaintiff then instructed counsel to prepare a letter to AST informing them that Plaintiff was again lodging stop transfer instructions against the HANX Common Stock. (A copy of this correspondence date June 30, 1999, is attached as Exhibit H.)

80. Plaintiff then learned that Defendant Bovi, on instruction from Defendant Smith, had transmitted correspondence to AST claiming that Defendant Bovi was now legal counsel to Plaintiff and that Defendants Smith and Piatti were the sole directors and executive officers of Plaintiff.

81. This correspondence, on information and belief, enclosed consents prepared by Defendant Bovi for Defendants Smith and Piatti.

82. These consents purport to take action on behalf of Plaintiff by Defendant Smith as its then majority shareholder.

83. Irrespective of whether Defendant Smith is or ever was the valid owner of the HANX Common Stock, the Colorado Corporations and Associations Act does not allow shareholders to act by consent unless all shareholders sign the consent.

84. The consents prepared and provided by Defendant Bovi on behalf of Defendants Smith and Piatti were not, on information and belief, unanimous; further, the shareholders of Plaintiff were not solicited in accordance with Regulation 14C under the Exchange Act or otherwise for the purpose of obtaining their consent to the foregoing, as required by Colorado and federal law.

85. The consents prepared by Defendant Bovi on behalf of Defendants Smith and Piatti and submitted to AST are without any force or effect under the Colorado law.

86. Defendants Bovi, Smith and Piatti, after being orally informed of the foregoing invalidity on July 6, 1999, and again by written correspondence on July 27, 1999, have refused and failed to withdraw their instruction to AST.

87. In fact, Defendant Bovi, on behalf of himself and Defendants Smith and Piatti, transmitted a correspondence dated July 14, 1999, to Plaintiff specifically claiming that Defendant Bovi was appointed legal counsel to Plaintiff by virtue of Defendant Smith's actions as the purported majority shareholder of Plaintiff. (A copy of the July 14, 1999, correspondence from Defendant Bovi is attached as Exhibit I.)

88. This correspondence further claims that Defendant Smith has appointed himself and Defendant Piatti to the board and as an officer of Plaintiff as the purported majority shareholder of Plaintiff.

89. The board governing Plaintiff then instructed legal counsel to prepare a correspondence addressing the July 14, 1999, correspondence of Defendant Bovi on behalf of himself and Defendants Smith and Piatti, requesting that Defendants Bovi, Smith and Piatti withdraw their correspondences and consents to AST and cease and desist in their representations that (1) Defendant Bovi is or ever was legal counsel to the Company and (2) Defendants Smith or Piatti are or ever were directors and/or executive officers of Plaintiff. (A copy of the July 25, 1999, correspondence to this effect is attached as Exhibit J.)

90. Defendants Bovi, Smith and Piatti have not responded to this correspondence.

91. Defendant Piatti, during May, 1999, traveled to Denver, Colorado, for the purpose of meeting with the auditor of Plaintiff, Halliburton, Hunter and Associates, and with AST.

92. At these meetings, Defendant Piatti represented himself as being the owner of Plaintiff and in control of the entity.

93. Neither Defendant Smith nor Defendant Piatti have ever filed the appropriate forms with the SEC (those being a Form 8 KSB, Form 3 and Schedule 13D) reporting their claimed ownership or control, nor has, on information and belief, all or any portion of the HANX Common Stock been transferred by Defendant Smith to Defendant Piatti.

94. AST, as the transfer agent of Plaintiff, has inexplicably acted on these materially false and fraudulent misrepresentations of Defendants Bovi, Smith and Piatti to the detriment of Plaintiff.

95. Halliburton, Hunter & Associates has refused to act on these materially false and fraudulent misrepresentations of Defendants Bovi, Smith and Piatti.

96. The representations of Defendants Bovi, Smith and Piatti claiming that they are now or were ever directors, executive officers and/or legal counsel of Plaintiff are materially false and fraudulent, and these defendants have refused to withdraw their representations to this effect even after the substantial and immediate efforts of Plaintiff set forth above.

97. Plaintiff has been substantially damaged by the actions of Defendants Bovi, Smith and Piatti in this regards.

Attempted Fraudulent Transfer of HANX Common Stock from Defendant Smith to Defendant Piatti:

98. Plaintiff has now learned through conversations between Mr. Harrop and Defendant Piatti, that Defendant Smith attempted to transfer all, or at least a portion, of the HANX Common Stock to Defendant Piatti in exchange for those assets which Defendant Smith purported to own through Defendant PFB at the date of the PFB Contract, December 14, 1998.

CLAIM FOR RELIEF

99. Plaintiff incorporates by reference the allegations contained in all preceding paragraphs as if set forth fully herein.

100. Plaintiff seeks declaratory relief, pursuant to the Colorado Declaratory Judgments Law, West C.R.S.A. Sections 13 51 101, et. seq. and C.R.C.P. Rule 57 on the following points:

101.  In  requesting  this  declaratory  relief,   Plaintiff  is  requesting  an
interpretation of the rights, legal status and relationships of the parties under the above law and facts.

102. These interpretations are appropriate under the provisions of the Uniform Declaratory Judgments Law, West C.R.S.A. sections 13 51 101, et. Seq. (1989) and C.R.C.P. Rule 57.

WHEREFORE, Plaintiff request that this Court determine the rights, status or other legal relations of the parties under the above law and facts, and for all other relief to which Plaintiff may be entitled; specifically, a declaration as to (1) the individuals constituting the current board of directors of Plaintiff,
(2) the individuals currently serving as officers of Plaintiff, (3) which individual properly represents Plaintiff as legal counsel, (4) whether the Hanx Common Stock are valid outstanding shares of Plaintiff and (5) whether the PFB Contract is or has ever been a valid agreement

Respectfully submitted this 28th day of July, 1999.

/s/ Mark S. Pierce
------------------
Mark S. Pierce
Registration No. 13416
Attorney for Haas, Neuveux & Company
1999 Broadway, Ste. 3235
Denver, CO 80202
Telephone No.: (303) 355  4712